EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS
FIRST QUARTER 2022 RESULTS
Net Loss Attributable to Common Stockholders was $(58.5) Million
Comparable Hotel EBITDA was $55.6 Million
Adjusted EBITDAre was $40.2 Million
Filed Preliminary Form S-3 for Non-Traded Preferred Stock

DALLAS – May 3, 2022 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2022. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2022 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2022 with the first quarter ended March 31, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 103% to $96.69 during the quarter on a 46.5% increase in ADR and a 38.4% increase in Occupancy. Comparable RevPAR for all hotels decreased 23% compared to the comparable period in 2019.
•Net loss attributable to common stockholders was $(58.5) million or $(1.71) per diluted share for the quarter.
•Adjusted EBITDAre was $40.2 million for the quarter.
•Adjusted funds from operations (AFFO) was $(0.04) per diluted share for the quarter.
•The Company ended the quarter with cash and cash equivalents of $548.6 million and restricted cash of $102.3 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $21.9 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs. Net working capital at the end of the quarter was $609.2 million, which equates to approximately $17.47 per diluted share.
•Capex invested during the quarter was $22.7 million.

CAPITAL STRUCTURE
At March 31, 2022, the Company had total loans of $3.9 billion with a blended average interest rate of 4.4%. At the end of the quarter, approximately 90% of the Company’s hotels were in cash traps under their respective loans. This means any excess cash flow generated by those hotels will be held by the

AHT Reports First Quarter Results

May 3, 2022

lender and will not be available for corporate purposes. The Company expects many of these hotels to remain in cash traps for the foreseeable future.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors previously announced a suspension of its common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the first quarter ended March 31, 2022. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay those current going forward.

During the quarter, the Company filed a registration statement with the U.S. Securities and Exchange Commission (“SEC”) for its Series J and Series K Redeemable Preferred Stock (“Non-Traded Preferred Equity”). The registration statement provides for the issuance of Non-Traded Preferred Equity in a primary offering over the course of up to three years from the effective date. The Series J and Series K Redeemable Preferred Stock are expected to have an initial annual dividend yield of 8% and 8.2% respectively, and the Company will also offer a Dividend Reinvestment Plan for investors in the Non-Traded Preferred Equity. The Company expects to commence issuing limited amounts of the Non-Traded Preferred Equity beginning in the third quarter of 2022, subject to satisfying certain customary conditions.

PORTFOLIO REVPAR
As of March 31, 2022, the portfolio consisted of 100 hotels.
•Comparable RevPAR increased 103% to $96.69 for all hotels during the quarter on a 46.5% increase in ADR and a 38.4% increase in Occupancy.

“We saw sequential improvement as we went through the first quarter and that improvement has continued into the second quarter,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “We entered 2022 with a significantly de-levered balance sheet and continued to take decisive actions to improve our liquidity, build our cash balance and enhance our operational and financial flexibility. Demonstrating Ashford Trust’s strategic pivot from defense to offense, we recently announced the filing of an S-3 for the future offering of non-traded preferred equity. We believe this offering will provide an attractive cost of capital and allow us to accretively grow our portfolio over time, subject to future market conditions. Additionally, we have structured this security to have various equity-like terms and features, providing capital that can be used not only for accretive acquisitions for our common stockholders but also to accomplish long-term goals of improving our balance sheet.”

Mr. Hays added, “Looking ahead, the industry is poised for a solid recovery in 2022, and we believe our attractive hotel portfolio, with its high exposure to transient leisure customers, is well-positioned to capitalize on that recovery.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, May 4, 2022, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Wednesday, May 11, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13727683.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2022 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com on Wednesday, May 4, 2022, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

AHT Reports First Quarter Results

May 3, 2022

All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on July 16, 2021 with regard to share counts and per share data. We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2022	December 31, 2021
ASSETS
Investments in hotel properties, net	$3,199,962	$3,230,710
Cash and cash equivalents	548,592	592,110
Restricted cash	102,312	99,534
Accounts receivable, net of allowance of $470 and $455, respectively	51,692	37,720
Inventories	3,255	3,291
Notes receivable, net	4,805	8,723
Investment in unconsolidated entities	11,100	11,253
Deferred costs, net	4,467	5,001
Prepaid expenses	17,591	13,384
Derivative assets, net	3,636	501
Operating lease right-of-use assets	44,335	44,575
Other assets	16,604	16,150
Intangible assets, net	797	797
Due from Ashford Inc., net	—	25
Due from related parties, net	7,167	7,473
Due from third-party hotel managers	21,879	26,896
Total assets	$4,038,194	$4,098,143

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,883,012	$3,887,822
Accounts payable and accrued expenses	122,281	117,650
Accrued interest payable	12,514	15,432
Dividends and distributions payable	3,103	3,104
Due to Ashford Inc., net	946	—
Due to related parties, net	—	728
Due to third-party hotel managers	1,606	1,204
Intangible liabilities, net	2,157	2,177
Operating lease liabilities	44,985	45,106
Other liabilities	4,704	4,832
Total liabilities	4,075,308	4,078,055

Redeemable noncontrolling interests in operating partnership	23,249	22,742
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at March 31, 2022 and December 31, 2021	12	12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at March 31, 2022 and December 31, 2021	12	12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at March 31, 2022 and December 31, 2021	15	15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at March 31, 2022 and December 31, 2021	13	13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at March 31, 2022 and December 31, 2021	13	13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,479,057 and 34,490,381 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	345	345
Additional paid-in capital	2,381,191	2,379,906
Accumulated deficit	(2,441,964)	(2,382,970)
Total equity (deficit)	(60,363)	(2,654)
Total liabilities and equity/deficit	$4,038,194	$4,098,143

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
REVENUE
Rooms	$195,330	$97,114
Food and beverage	36,760	7,903
Other	14,436	10,428
Total hotel revenue	246,526	115,445
Other	612	385
Total revenue	247,138	115,830
EXPENSES
Hotel operating expenses
Rooms	47,406	23,724
Food and beverage	27,770	6,527
Other expenses	92,048	55,769
Management fees	9,554	5,527
Total hotel operating expenses	176,778	91,547
Property taxes, insurance and other	16,459	17,471
Depreciation and amortization	52,120	57,627
Advisory services fee:
Base advisory fee	8,735	8,735
Reimbursable expenses	2,571	1,591
Stock/unit-based compensation	1,929	1,835
Incentive fee	151	—
Corporate, general and administrative:
Stock/unit-based compensation	53	26
Other general and administrative	3,051	6,971
Total operating expenses	261,847	185,803
Gain (loss) on disposition of assets and hotel properties	103	(69)
OPERATING INCOME (LOSS)	(14,606)	(70,042)
Equity in earnings (loss) of unconsolidated entities	(153)	(137)
Interest income	51	13
Other income (expense), net	101	229
Interest expense, net of discount amortization	(41,160)	(28,370)
Amortization of loan costs	(2,399)	(4,894)
Write-off of premiums, loan costs and exit fees	(727)	(3,379)
Unrealized gain (loss) on derivatives	3,211	919
INCOME (LOSS) BEFORE INCOME TAXES	(55,682)	(105,661)
Income tax benefit (expense)	(120)	271
NET INCOME (LOSS)	(55,802)	(105,390)
(Income) loss attributable to noncontrolling interest in consolidated entities	—	81
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	372	2,271
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(55,430)	(103,038)
Preferred dividends	(3,103)	818
Gain (loss) on extinguishment of preferred stock	—	10,635
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(58,533)	$(91,585)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.71)	$(11.01)
Weighted average common shares outstanding – basic	34,269	8,305
Diluted:
Net income (loss) attributable to common stockholders	$(1.71)	$(11.01)
Weighted average common shares outstanding – diluted	34,269	8,305
Dividends declared per common share:	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Net income (loss)	$(55,802)	$(105,390)
Interest expense and amortization of discounts and loan costs, net	43,559	33,264
Depreciation and amortization	52,120	57,627
Income tax expense (benefit)	120	(271)
Equity in (earnings) loss of unconsolidated entities	153	137
Company's portion of EBITDA of unconsolidated entities	(153)	(135)
EBITDA	39,997	(14,768)
(Gain) loss on disposition of assets and hotel properties	(103)	69
EBITDAre	39,894	(14,699)
Amortization of unfavorable contract liabilities	53	53
Write-off of premiums, loan costs and exit fees	727	3,379
Other (income) expense, net	(101)	(229)
Transaction and conversion costs	659	1,509
Legal, advisory and settlement costs	25	2,647
Unrealized (gain) loss on derivatives	(3,211)	(919)
Dead deal costs	—	689
Uninsured remediation costs	—	374
Stock/unit-based compensation	2,011	1,944
Advisory services incentive fee	151	—
Company's portion of adjustments to EBITDAre of unconsolidated entities	12	10
Adjusted EBITDAre	$40,220	$(5,242)
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2022	2021
Net income (loss)	$(55,802)	$(105,390)
(Income) loss attributable to noncontrolling interest in consolidated entities	—	81
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	372	2,271
Preferred dividends	(3,103)	818
Gain (loss) on extinguishment of preferred stock	—	10,635
Net income (loss) attributable to common stockholders	(58,533)	(91,585)
Depreciation and amortization on real estate	52,120	57,590
(Gain) loss on disposition of assets and hotel properties	(103)	69
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(372)	(2,271)
Equity in (earnings) loss of unconsolidated entities	153	137
Company's portion of FFO of unconsolidated entities	(153)	(136)
FFO available to common stockholders and OP unitholders	(6,888)	(36,196)
(Gain) loss on extinguishment of preferred stock	—	(10,635)
Write-off of premiums, loan costs and exit fees	727	3,379
Other (income) expense, net	(101)	(229)
Transaction and conversion costs	659	1,883
Legal, advisory and settlement costs	25	2,647
Unrealized (gain) loss on derivatives	(3,211)	(919)
Dead deal costs	—	689
Uninsured remediation costs	—	374
Stock/unit-based compensation	2,011	1,944
Amortization of term loan exit fee	2,681	2,449
Amortization of loan costs	2,399	4,891
Advisory services incentive fee	151	—
Company's portion of adjustments to FFO of unconsolidated entities	12	10
Adjusted FFO available to common stockholders and OP unitholders	$(1,535)	$(29,713)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.04)	$(2.98)
Weighted average diluted shares	36,250	9,960

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2022
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (14)	Interest Rate (1)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel EBITDA (15)	Comparable TTM EBITDA Debt Yield
KEYS Pool A - 7 hotels	June 2022	June 2025	LIBOR + 3.65%	$—	$180,720	$180,720	(2)	$11,160	6.2%
KEYS Pool B - 7 hotels	June 2022	June 2025	LIBOR + 3.39%	—	174,400	174,400	(2)	3,293	1.9%
KEYS Pool C - 5 hotels	June 2022	June 2025	LIBOR + 3.73%	—	221,040	221,040	(2)	13,385	6.1%
KEYS Pool D - 5 hotels	June 2022	June 2025	LIBOR + 4.02%	—	262,640	262,640	(2)	20,069	7.6%
KEYS Pool E - 5 hotels	June 2022	June 2025	LIBOR + 2.73%	—	160,000	160,000	(2)	13,033	8.1%
KEYS Pool F - 5 hotels	June 2022	June 2025	LIBOR + 3.68%	—	215,120	215,120	(2)	7,854	3.7%
Morgan Stanley Ann Arbor - 1 hotel	July 2022	July 2023	LIBOR + 3.95%	—	33,200	33,200	(3)	735	2.2%
Morgan Stanley Pool - 17 hotels	November 2022	November 2024	LIBOR + 3.00%	—	415,000	415,000	(4)	26,887	6.5%
JPMorgan Chase La Posada - 1 hotel	November 2022	November 2023	LIBOR + 2.70%	—	25,000	25,000	(5)	4,493	18.0%
BAML Indigo Atlanta - 1 hotel	December 2022	December 2024	LIBOR + 2.25%	—	16,100	16,100	(6)	1,088	6.8%
Aareal Le Pavillon - 1 hotel	January 2023	January 2025	LIBOR + 3.40%	—	37,000	37,000	(7)	874	2.4%
JPMorgan Chase - 8 hotels	February 2023	February 2025	LIBOR + 3.07%	—	395,000	395,000	(8)	17,201	4.4%
BAML Princeton/Nashville - 2 hotels	March 2023	March 2026	LIBOR + 2.75%	—	240,000	240,000	(9)	24,008	10.0%
BAML Highland Pool - 19 hotels	April 2023	April 2025	LIBOR + 3.20%	—	910,475	910,475	(10)	49,260	5.4%
Aareal Hilton Alexandria - 1 hotel	June 2023	June 2023	LIBOR + 2.45%	—	73,450	73,450		1,177	1.6%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,454	—	6,454		1,049	16.3%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	5.49%	9,420	—	9,420		1,481	15.7%
Oaktree Capital Term Loan	January 2024	January 2026	16.00%	200,000	—	200,000	(11)	N/A	N/A
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	6,115	—	6,115		744	12.2%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	LIBOR + 2.00%	—	8,881	8,881		520	5.9%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	11,367	—	11,367		952	8.4%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	22,735	—	22,735		2,329	10.2%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	LIBOR + 4.65%	—	84,000	84,000	(12)	3,901	4.6%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	50,098	—	50,098		6,318	12.6%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	23,743	—	23,743		2,394	10.1%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	LIBOR + 3.80%	—	98,000	98,000	(13)	4,450	4.5%
Total				$329,932	$3,550,026	$3,879,958		$218,655	5.6%
Percentage				8.5%	91.5%	100.0%
Weighted average interest rate (1)				11.57%	3.76%	4.42%
All indebtedness is non-recourse with the exception of the term loan.
(1)    Interest rates do not include default or late payment rates in effect on one mortgage loan.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in June 2021.
(3)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(4)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in November 2021.
(5)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in November 2021.This mortgage loan has a LIBOR floor of 1.25%.
(6)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(7)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in February 2022.
(9)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in March 2022.
(10)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in April 2022.
(11)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(12)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.10%.
(13)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(14)    The final maturity date assumes all available extension options will be exercised.
(15)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2022
(dollars in thousands)
(unaudited)

	2022	2023	2024	2025	2026	Thereafter	Total
Aareal Hilton Alexandria - 1 hotel	$—	$73,450	$—	$—	$—	$—	$73,450
Morgan Stanley Ann Arbor - 1 hotel	—	33,200	—	—	—	—	33,200
JPMorgan Chase La Posada - 1 hotel	—	25,000	—	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	9,036	—	—	—	9,036
GACC Manchester RI - 1 hotel	—	—	6,191	—	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	—	5,680	—	—	—	5,680
Southside Bank Ashton - 1 hotel	—	—	8,881	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	—	10,755	—	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	21,522	—	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	415,000	—	—	—	415,000
BAML Indigo Atlanta - 1 hotel	—	—	15,781	—	—	—	15,781
Aareal Le Pavillon - 1 hotel	—	—	—	36,200	—	—	36,200
JPMorgan Chase - 8 hotels	—	—	—	395,000	—	—	395,000
BAML Pool 3 - 3 hotels	—	—	—	46,420	—	—	46,420
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	22,030	—	—	22,030
BAML Highland Pool - 19 hotels	—	—	—	906,810	—	—	906,810
KEYS Pool A - 7 hotels	—	—	—	180,720	—	—	180,720
KEYS Pool B - 7 hotels	—	—	—	174,400	—	—	174,400
KEYS Pool C - 5 hotels	—	—	—	221,040	—	—	221,040
KEYS Pool D - 5 hotels	—	—	—	262,640	—	—	262,640
KEYS Pool E - 5 hotels	—	—	—	160,000	—	—	160,000
KEYS Pool F - 5 hotels	—	—	—	215,120	—	—	215,120
Oaktree Capital Term Loan	—	—	—	—	200,000	—	200,000
BAML Princeton/Nashville - 2 hotels	—	—	—	—	240,000	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	—	—	96,000	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	—	—	84,000	—	84,000
Principal due in future periods	—	131,650	492,846	2,620,380	620,000	—	3,864,876
Scheduled amortization payments remaining	6,287	3,288	3,206	801	1,500	—	15,082
Total indebtedness	$6,287	$134,938	$496,052	$2,621,181	$621,500	$—	$3,879,958

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$194,178	$—	$194,178	$96,485	$(779)	$95,706	101.25%	102.89%
RevPAR	$96.69	$—	$96.69	$47.48	$32.20	$47.67	103.64%	102.86%
Occupancy	58.25%	—%	58.25%	42.17%	49.89%	42.08%	38.13%	38.44%
ADR	$165.99	$—	$165.99	$112.59	$64.55	$113.28	47.42%	46.53%

NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$192,478	$—	$192,478	$95,767	$(779)	$94,988	100.99%	102.63%
RevPAR	$97.41	$—	$97.41	$47.89	$32.20	$48.08	103.41%	102.60%
Occupancy	58.55%	—%	58.55%	42.50%	49.89%	42.41%	37.76%	38.07%
ADR	$166.36	$—	$166.36	$112.68	$64.55	$113.37	47.64%	46.74%

NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at March 31, 2022, and not under renovation during the three months ended March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Marriott Fremont SiliconValley

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2022	2021	% Variance
Total hotel revenue	$244,989	$114,621	113.74%
Non-comparable adjustments	—	(815)
Comparable total hotel revenue	$244,989	$113,806	115.27%

Hotel EBITDA	$55,562	$5,819	854.84%
Non-comparable adjustments	—	271
Comparable hotel EBITDA	$55,562	$6,090	812.35%
Hotel EBITDA margin	22.68%	5.08%	17.60%
Comparable hotel EBITDA margin	22.68%	5.35%	17.33%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$(1)	100.00%
Hotel EBITDA attributable to the Company and OP unitholders	$55,562	$5,820	854.67%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$55,562	$6,091	812.20%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2022	2021	% Variance
Total hotel revenue	$242,697	$113,334	114.14%
Non-comparable adjustments	—	(815)
Comparable total hotel revenue	$242,697	$112,519	115.69%

Hotel EBITDA	$55,528	$5,707	872.98%
Non-comparable adjustments	—	272
Comparable hotel EBITDA	$55,528	$5,979	828.72%
Hotel EBITDA margin	22.88%	5.04%	17.84%
Comparable hotel EBITDA margin	22.88%	5.31%	17.57%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$(1)	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$55,528	$5,708	872.81%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$55,528	$5,980	828.56%
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at March 31, 2022, and not under renovation during the three months ended March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Marriott Fremont SiliconValley

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022	2021	2021	2021	2021	2021	2021	2021	2021	2021
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$244,989	$—	$244,989	$246,649	$—	$246,649	$245,578	$—	$245,578	$191,472	$(345)	$191,127
Hotel EBITDA	$55,562	$—	$55,562	$55,471	$(49)	$55,422	$62,034	$10	$62,044	$45,649	$(22)	$45,627
Hotel EBITDA margin	22.68%		22.68%	22.49%		22.47%	25.26%		25.26%	23.84%		23.87%

EBITDA % of total TTM	25.4%		25.4%	25.4%		25.3%	28.4%		28.4%	20.8%		20.9%

JV interests in EBITDA	$—	$—	$—	$82	$—	$82	$87	$—	$87	$58	$—	$58

	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
	TTM	TTM	TTM
Total hotel revenue	$928,688	$(345)	$928,343
Hotel EBITDA	$218,716	$(61)	$218,655
Hotel EBITDA margin	23.55%		23.55%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$227	$—	$227
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2022	2022	2022	2021	2021	2021	% Variance	% Variance
Atlanta, GA Area	9	1,426	$106.33	$—	$106.33	$60.77	$—	$60.77	75.0%	75.0%
Boston, MA Area	2	705	94.00	—	94.00	25.83	—	25.83	263.9%	263.9%
Dallas / Ft. Worth, TX Area	7	1,526	91.15	—	91.15	44.93	—	44.93	102.9%	102.9%
Houston, TX Area	3	692	89.38	—	89.38	51.31	—	51.31	74.2%	74.2%
Los Angeles, CA Metro Area	6	1,619	121.51	—	121.51	58.82	—	58.82	106.6%	106.6%
Miami, FL Metro Area	2	414	200.59	—	200.59	92.98	—	92.98	115.7%	115.7%
Minneapolis - St. Paul, MN-WI Area	2	520	38.73	—	38.73	16.37	(6.17)	16.62	136.6%	133.0%
Nashville, TN Area	1	673	179.88	—	179.88	34.09	—	34.09	427.7%	427.7%
New York / New Jersey Metro Area	6	1,743	51.43	—	51.43	16.30	—	16.30	215.5%	215.5%
Orlando, FL Area	2	524	123.35	—	123.35	56.52	—	56.52	118.2%	118.2%
Philadelphia, PA Area	3	648	65.74	—	65.74	36.46	—	36.46	80.3%	80.3%
San Diego, CA Area	2	410	99.22	—	99.22	48.62	—	48.62	104.1%	104.1%
San Francisco - Oakland, CA Metro Area	7	1,547	74.39	—	74.39	47.04	—	47.04	58.1%	58.1%
Tampa, FL Area	2	571	148.35	—	148.35	94.02	—	94.02	57.8%	57.8%
Washington D.C. - MD - VA Area	9	2,426	76.57	—	76.57	40.19	—	40.19	90.5%	90.5%
Other Areas	37	6,869	101.12	—	101.12	52.26	(33.49)	52.96	93.5%	90.9%
Total Portfolio	100	22,313	$96.69	$—	$96.69	$47.48	$32.20	$47.67	103.6%	102.8%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	9	1,426	$3,878	$—	$3,878	7.0%	$776	$—	$776	12.7%	399.7%	399.7%
Boston, MA Area	2	705	189	—	189	0.3%	(1,963)	—	(1,963)	(32.2)%	109.6%	109.6%
Dallas / Ft. Worth, TX Area	7	1,526	5,151	—	5,151	9.3%	712	—	712	11.7%	623.5%	623.5%
Houston, TX Area	3	692	1,725	—	1,725	3.1%	358	—	358	5.9%	381.8%	381.8%
Los Angeles, CA Metro Area	6	1,619	5,715	—	5,715	10.3%	1,447	—	1,447	23.8%	295.0%	295.0%
Miami, FL Metro Area	2	414	3,803	—	3,803	6.8%	780	—	780	12.8%	387.6%	387.6%
Minneapolis - St. Paul, MN-WI Area	2	520	(590)	—	(590)	(1.1)%	(1,046)	187	(859)	(14.1)%	43.6%	31.3%
Nashville, TN Area	1	673	6,160	—	6,160	11.1%	(475)	—	(475)	(7.8)%	1,396.8%	1,396.8%
New York / New Jersey Metro Area	6	1,743	(577)	—	(577)	(1.0)%	(2,786)	—	(2,786)	(45.7)%	79.3%	79.3%
Orlando, FL Area	2	524	2,238	—	2,238	4.0%	554	—	554	9.1%	304.0%	304.0%
Philadelphia, PA Area	3	648	198	—	198	0.4%	(181)	—	(181)	(3.0)%	209.4%	209.4%
San Diego, CA Area	2	410	1,152	—	1,152	2.1%	353	—	353	5.8%	226.3%	226.3%
San Francisco - Oakland, CA Metro Area	7	1,547	786	—	786	1.4%	610	—	610	10.0%	28.9%	28.9%
Tampa, FL Area	2	571	3,416	—	3,416	6.1%	1,846	—	1,846	30.3%	85.0%	85.0%
Washington D.C. - MD - VA Area	9	2,426	2,934	—	2,934	5.3%	(103)	—	(103)	(1.7)%	2,948.5%	2,948.5%
Other Areas	37	6,869	19,384	—	19,384	34.9%	4,937	84	5,021	82.4%	292.6%	286.1%
Total Portfolio	100	22,313	$55,562	$—	$55,562	100.0%	$5,819	$271	$6,090	100.0%	854.8%	812.3%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2022
(in thousands, except share price)
(unaudited)

March 31, 2022
Common stock shares outstanding	34,479
Partnership units outstanding	397
Combined common stock shares and partnership units outstanding	34,876
Common stock price	$10.20
Market capitalization	$355,736
Series D cumulative preferred stock	$29,361
Series F cumulative preferred stock	$31,276
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$32,710
Series I cumulative preferred stock	$31,323
Indebtedness	$3,879,958
Net working capital (see below)	$(609,180)
Total enterprise value (TEV)	$3,789,484

Cash and cash equivalents	$548,592
Restricted cash	$102,312
Accounts receivable, net	$51,692
Prepaid expenses	$17,591
Due from third-party hotel managers, net	$20,273
Due from affiliates, net	$6,221
Total current assets	$746,681

Accounts payable, net & accrued expenses	$134,397
Dividends and distributions payable	$3,103
Total current liabilities	$137,500

Net working capital	$609,181

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2022
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Courtyard Crystal City Reagan Airport	272				x
Embassy Suites Crystal City	267				x
Embassy Suites Santa Clara Silicon Valley	258				x
Hampton Inn Evansville	140				x
Hyatt Regency Coral Gables	253			x	x
Marriott Fremont Silicon Valley	357	x	x
Residence Inn Phoenix Airport	200			x	x
Ritz-Carlton Atlanta	444			x	x
SpringHill Suites Buford Mall of Georgia	97				x
Total		1	1	3	8
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2022 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2022	2021	2021	2021	March 31, 2022
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$(213)	$(1,105)	$3,861	$(4,261)	$(1,718)
Non-property adjustments	11	(47)	(890)	(10,965)	(11,891)
Interest income	(7)	(6)	(6)	(6)	(25)
Interest expense	2,272	2,252	1,824	1,535	7,883
Amortization of loan costs	439	435	341	275	1,490
Depreciation and amortization	51,941	52,377	52,877	55,397	212,592
Income tax expense (benefit)	15	11	99	59	184
Non-hotel EBITDA ownership expense	1,104	1,554	3,928	3,615	10,201
Hotel EBITDA including amounts attributable to noncontrolling interest	55,562	55,471	62,034	45,649	218,716
Non-comparable adjustments	—	(49)	10	(22)	(61)
Comparable hotel EBITDA	$55,562	$55,422	$62,044	$45,627	$218,655
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$783	$(996)	$(213)	$267	$(55,856)	$(55,802)
Non-property adjustments	11	—	11	(122)	111	—
Interest income	(7)	—	(7)	—	7	—
Interest expense	2,272	—	2,272	—	38,888	41,160
Amortization of loan cost	439	—	439	—	1,960	2,399
Depreciation and amortization	50,925	1,016	51,941	131	48	52,120
Income tax expense (benefit)	15	—	15	—	105	120
Non-hotel EBITDA ownership expense	1,090	14	1,104	20	(1,124)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	55,528	34	55,562	296	(15,861)	39,997
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	153	153
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$55,528	$34	$55,562	$296	$(15,861)	$39,997
Non-comparable adjustments	—	—	—
Comparable hotel EBITDA	$55,528	$34	$55,562
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Marriott Fremont SiliconValley

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(1,105)	$207	$(55,450)	$(56,348)
Non-property adjustments	(47)	(140)	187	—
Interest income	(6)	—	6	—
Interest expense	2,252	—	39,223	41,475
Amortization of loan cost	435	—	2,206	2,641
Depreciation and amortization	52,377	135	48	52,560
Income tax expense (benefit)	11	—	3,021	3,032
Non-hotel EBITDA ownership expense	1,554	19	(1,573)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	55,471	221	(12,332)	43,360
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(83)	—	83	—
Equity in (earnings) loss of unconsolidated entities	—	—	135	135
Company's portion of EBITDA of unconsolidated entities	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$55,388	$221	$(12,249)	$43,360
Non-comparable adjustments	(49)
Comparable hotel EBITDA	$55,422
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$3,861	$(173)	$(47,736)	$(44,048)
Non-property adjustments	(890)	(81)	971	—
Interest income	(6)	—	6	—
Interest expense	1,824	—	38,973	40,797
Amortization of loan cost	341	—	1,865	2,206
Depreciation and amortization	52,877	144	48	53,069
Income tax expense (benefit)	99	—	2,516	2,615
Non-hotel EBITDA ownership expense	3,928	12	(3,940)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	62,034	(98)	(7,297)	54,639
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(87)	—	87	—
Equity in (earnings) loss of unconsolidated entities	—	—	145	145
Company's portion of EBITDA of unconsolidated entities	—	—	(144)	(144)
Hotel EBITDA attributable to the Company and OP unitholders	$61,947	$(98)	$(7,209)	$54,640
Non-comparable adjustments	10
Comparable hotel EBITDA	$62,044
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(4,261)	$(44)	$(60,956)	$(65,261)
Non-property adjustments	(10,965)	—	10,965	—
Interest income	(6)	—	6	—
Interest expense	1,535	—	31,331	32,866
Amortization of loan cost	275	—	2,595	2,870
Depreciation and amortization	55,397	149	49	55,595
Income tax expense (benefit)	59	—	513	572
Non-hotel EBITDA ownership expense	3,615	143	(3,758)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	45,649	248	(19,255)	26,642
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(58)	—	58	—
Equity in (earnings) loss of unconsolidated entities	—	—	141	141
Company's portion of EBITDA of unconsolidated entities	—	—	(140)	(140)
Hotel EBITDA attributable to the Company and OP unitholders	$45,591	$248	$(19,196)	$26,643
Non-comparable adjustments	(22)
Comparable hotel EBITDA	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(47,824)	$(4,529)	$(52,353)	$(205)	$(52,832)	$(105,390)
Non-property adjustments	69	—	69	—	(69)	—
Interest income	(6)	—	(6)	—	6	—
Interest expense	1,367	—	1,367	—	27,003	28,370
Amortization of loan cost	272	—	272	—	4,622	4,894
Depreciation and amortization	53,993	3,433	57,426	152	49	57,627
Income tax expense (benefit)	—	—	—	—	(271)	(271)
Non-hotel EBITDA ownership expense	(823)	(133)	(956)	13	943	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,048	(1,229)	5,819	(40)	(20,549)	(14,770)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	1	—	1	—	(1)	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	137	137
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$7,049	$(1,229)	$5,820	$(40)	$(20,548)	$(14,768)
Non-comparable adjustments	271	—	271
Comparable hotel EBITDA	$7,319	$(1,229)	$6,090
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Marriott Fremont SiliconValley

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(117)	$(3,195)	$1,117	$220	$2,479	$2,254	$(1,452)	$3,702	$(4,867)
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	101	967	—	—	—	—	—	—	—
Amortization of loan costs	8	132	—	—	—	—	—	—	—
Depreciation and amortization	3,792	2,269	3,990	1,183	3,237	1,522	845	2,459	4,136
Income tax expense (benefit)	—	—	—	—	—	—	—	5	—
Non-hotel EBITDA ownership expense	94	16	45	322	—	27	17	(6)	155
Hotel EBITDA including amounts attributable to noncontrolling interest	3,878	189	5,151	1,725	5,715	3,803	(590)	6,160	(577)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,878	$189	$5,151	$1,725	$5,715	$3,803	$(590)	$6,160	$(577)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$875	$(1,052)	$472	$(3,326)	$2,165	$(3,973)	$4,485	$(213)
Non-property adjustments	—	—	—	—	—	—	11	11
Interest income	—	—	(1)	—	—	(1)	(2)	(7)
Interest expense	—	—	—	224	—	444	536	2,272
Amortization of loan costs	—	—	—	37	—	65	197	439
Depreciation and amortization	1,362	1,237	639	3,705	1,232	6,443	13,890	51,941
Income tax expense (benefit)	—	—	—	—	—	—	10	15
Non-hotel EBITDA ownership expense	1	13	42	146	19	(44)	257	1,104
Hotel EBITDA including amounts attributable to noncontrolling interest	2,238	198	1,152	786	3,416	2,934	19,384	55,562
Non-comparable adjustments	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,238	$198	$1,152	$786	$3,416	$2,934	$19,384	$55,562
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(3,017)	$(4,631)	$(3,722)	$(983)	$(2,154)	$(1,012)	$(2,081)	$(2,725)	$(7,194)
Non-property adjustments	—	—	—	—	—	—	124	—	—
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	3	217	—	—	—	—	—	—	—
Amortization of loan costs	8	69	—	—	—	—	—	—	—
Depreciation and amortization	3,871	2,582	4,296	1,347	3,698	1,738	915	2,551	4,639
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(89)	(200)	139	(6)	(96)	54	(4)	(301)	(230)
Hotel EBITDA including amounts attributable to noncontrolling interest	776	(1,963)	712	358	1,447	780	(1,046)	(475)	(2,786)
Non-comparable adjustments	—	—	—	—	—	—	187	—	—
Comparable hotel EBITDA	$776	$(1,963)	$712	$358	$1,447	$780	$(859)	$(475)	$(2,786)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,080)	$(1,510)	$(352)	$(3,460)	$493	$(7,485)	$(11,440)	$(52,353)
Non-property adjustments	—	—	—	—	(55)	—	—	69
Interest income	—	—	—	—	—	(1)	(2)	(6)
Interest expense	—	—	—	241	—	443	463	1,367
Amortization of loan costs	—	—	—	36	—	62	97	272
Depreciation and amortization	1,605	1,324	706	3,599	1,437	7,458	15,660	57,426
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	29	5	(1)	194	(29)	(580)	159	(956)
Hotel EBITDA including amounts attributable to noncontrolling interest	554	(181)	353	610	1,846	(103)	4,937	5,819
Non-comparable adjustments	—	—	—	—	—	—	84	271
Comparable hotel EBITDA	$554	$(181)	$353	$610	$1,846	$(103)	$5,021	$6,090
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended March 31, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$5,167	$(2,957)	$(1,034)	$9,495	$(544)	$(8,389)	$(13,378)	$6,199	$(2,420)	$801	$873
Non-property adjustments	—	(2)	—	—	(9)	—	(11)	—	(1)	—	—
Interest income	(9)	(4)	—	—	—	—	—	(8)	(1)	(3)	—
Interest expense	—	—	—	—	—	—	—	—	3	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	5,894	6,094	13,479	9,277	12,979	16,067	57,252	20,671	18,856	5,439	1,497
Income tax expense (benefit)	(3)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	111	162	940	1,297	607	176	5,397	25	764	81	(41)
Hotel EBITDA including amounts attributable to noncontrolling interest	11,160	3,293	13,385	20,069	13,033	7,854	49,260	26,887	17,201	6,318	2,329
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$11,160	$3,293	$13,385	$20,069	$13,033	$7,854	$49,260	$26,887	$17,201	$6,318	$2,329

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(362)	$11,011	$(3,930)	$(1,795)	$78	$(1,009)	$(2,945)	$(4,986)	$(483)	$1,848	$(4,265)
Non-property adjustments	(51)	—	—	—	—	—	(1,033)	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	1,810	—	—	506	2,662	—	—	781	1,167
Amortization of loan costs	—	—	253	—	—	32	465	—	—	188	404
Depreciation and amortization	1,263	12,808	2,970	2,402	381	1,522	5,509	8,857	1,985	1,534	3,598
Income tax expense (benefit)	—	11	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	102	178	74	128	61	37	(208)	30	(21)	142	(30)
Hotel EBITDA including amounts attributable to noncontrolling interest	952	24,008	1,177	735	520	1,088	4,450	3,901	1,481	4,493	874
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$952	$24,008	$1,177	$735	$520	$1,088	$4,450	$3,901	$1,481	$4,493	$874

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$357	$369	$(217)	$10,535	$327	$(109)	$23	$22	$(1,718)
Non-property adjustments	—	—	28	(10,601)	(327)	109	—	7	(11,891)
Interest income	—	—	—	—	—	—	—	—	(25)
Interest expense	—	—	954	—	—	—	—	—	7,883
Amortization of loan costs	—	—	148	—	—	—	—	—	1,490
Depreciation and amortization	372	513	1,332	41	—	—	—	—	212,592
Income tax expense (benefit)	19	157	—	—	—	—	—	—	184
Non-hotel EBITDA ownership expense	(4)	10	149	20	—	—	—	14	10,201
Hotel EBITDA including amounts attributable to noncontrolling interest	744	1,049	2,394	(5)	—	—	23	43	218,716
Non-comparable adjustments	—	—	—	5	—	—	(23)	(43)	(61)
Comparable hotel EBITDA	$744	$1,049	$2,394	$—	$—	$—	$—	$—	$218,655
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$2,030	$(1,425)	$409	$2,433	$(1,872)	$(2,323)	$(1,105)	$3,666	$173	$917	$64
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	(1)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,477	1,483	3,355	2,126	3,398	3,938	13,958	4,942	4,558	1,295	370
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	11	77	77	45	41	91	498	7	69	2	9
Hotel EBITDA including amounts attributable to noncontrolling interest	3,516	134	3,841	4,604	1,567	1,706	13,351	8,613	4,800	2,213	443
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,516	$134	$3,841	$4,604	$1,567	$1,706	$13,351	$8,613	$4,800	$2,213	$443

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(196)	$3,187	$(1,141)	$(744)	$49	$(247)	$(1,960)	$(320)	$(98)	$(286)	$(867)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	444	—	—	101	967	—	—	247	288
Amortization of loan costs	—	—	65	—	—	8	132	—	—	94	103
Depreciation and amortization	311	3,192	735	610	97	378	1,285	2,015	486	397	929
Income tax expense (benefit)	—	5	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	6	39	14	18	8	13	18	3	3	7	7
Hotel EBITDA including amounts attributable to noncontrolling interest	121	6,423	117	(116)	154	253	442	1,698	391	459	460
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$121	$6,423	$117	$(116)	$154	$253	$442	$1,698	$391	$459	$460

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$8	$45	$(599)	$—	$—	$(11)	$—	$—	$(213)
Non-property adjustments	—	—	—	—	—	11	—	—	11
Interest income	—	—	—	—	—	—	—	—	(7)
Interest expense	—	—	224	—	—	—	—	—	2,272
Amortization of loan costs	—	—	37	—	—	—	—	—	439
Depreciation and amortization	93	122	391	—	—	—	—	—	51,941
Income tax expense (benefit)	—	10	—	—	—	—	—	—	15
Non-hotel EBITDA ownership expense	—	—	41	—	—	—	—	—	1,104
Hotel EBITDA including amounts attributable to noncontrolling interest	101	177	94	—	—	—	—	—	55,562
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$101	$177	$94	$—	$—	$—	$—	$—	$55,562
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$1,777	$(730)	$(574)	$2,350	$(1,150)	$(1,658)	$(1,793)	$1,023	$(754)	$149	$146
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	—	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,490	1,502	3,311	2,248	3,237	3,962	14,202	5,025	4,643	1,333	365
Income tax expense (benefit)	(3)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	47	(23)	14	55	654	47	(24)	389	88	8	32
Hotel EBITDA including amounts attributable to noncontrolling interest	3,309	748	2,751	4,653	2,741	2,351	12,385	6,435	3,978	1,489	543
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,309	$748	$2,751	$4,653	$2,741	$2,351	$12,385	$6,435	$3,978	$1,489	$543

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(141)	$4,169	$(857)	$(231)	$156	$(74)	$(813)	$(1,096)	$(199)	$549	$(1,181)
Non-property adjustments	(51)	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	446	—	—	103	974	—	—	197	299
Amortization of loan costs	—	—	64	—	—	8	130	—	—	94	102
Depreciation and amortization	315	3,192	736	590	98	379	1,345	2,085	497	388	881
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	9	66	14	11	1	29	19	4	2	10	83
Hotel EBITDA including amounts attributable to noncontrolling interest	132	7,427	403	370	255	445	1,655	993	300	1,238	184
Non-comparable adjustments	—	—	—	(2)	—	—	—	—	—	—	—
Comparable hotel EBITDA	$132	$7,427	$403	$368	$255	$445	$1,655	$993	$300	$1,238	$184

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$189	$126	$(554)	$31	$—	$—	$—	$35	$(1,105)
Non-property adjustments	—	—	—	4	—	—	—	—	(47)
Interest income	—	—	—	—	—	—	—	—	(6)
Interest expense	—	—	232	—	—	—	—	—	2,252
Amortization of loan costs	—	—	37	—	—	—	—	—	435
Depreciation and amortization	93	126	334	—	—	—	—	—	52,377
Income tax expense (benefit)	(28)	42	—	—	—	—	—	—	11
Non-hotel EBITDA ownership expense	3	1	38	(37)	—	—	—	14	1,554
Hotel EBITDA including amounts attributable to noncontrolling interest	257	295	87	(2)	—	—	—	49	55,471
Non-comparable adjustments	—	—	—	2	—	—	—	(49)	(49)
Comparable hotel EBITDA	$257	$295	$87	$—	$—	$—	$—	$—	$55,422
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$623	$(52)	$416	$2,962	$1,328	$(1,520)	$(3,024)	$359	$(478)	$(62)	$242
Non-property adjustments	—	(2)	—	—	(9)	—	(11)	—	(1)	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	—	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,448	1,523	3,331	2,350	3,158	4,025	14,301	5,096	4,707	1,375	364
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	2	24	287	71	168	70	2,396	273	151	19	5
Hotel EBITDA including amounts attributable to noncontrolling interest	2,071	1,492	4,034	5,383	4,645	2,575	13,662	5,726	4,380	1,331	611
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,071	$1,492	$4,034	$5,383	$4,645	$2,575	$13,662	$5,726	$4,380	$1,331	$611

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$8	$3,350	$(719)	$27	$(16)	$(180)	$1,542	$(1,466)	$(154)	$1,237	$(1,207)
Non-property adjustments	—	—	—	—	—	—	(1,033)	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	480	—	—	103	506	—	—	169	291
Amortization of loan costs	—	—	63	—	—	8	133	—	—	—	100
Depreciation and amortization	317	3,177	754	590	94	381	1,384	2,206	498	378	893
Income tax expense (benefit)	—	6	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	10	309	32	6	9	9	22	19	6	6	—
Hotel EBITDA including amounts attributable to noncontrolling interest	335	6,842	610	623	87	321	2,554	759	350	1,790	77
Non-comparable adjustments	—	—	—	2	—	—	—	—	—	—	—
Comparable hotel EBITDA	$335	$6,842	$610	$625	$87	$321	$2,554	$759	$350	$1,790	$77

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$145	$117	$523	$6	$(3)	$(98)	$—	$(45)	$3,861
Non-property adjustments	—	—	28	—	—	98	—	40	(890)
Interest income	—	—	—	—	—	—	—	—	(6)
Interest expense	—	—	274	—	—	—	—	—	1,824
Amortization of loan costs	—	—	37	—	—	—	—	—	341
Depreciation and amortization	93	130	304	—	—	—	—	—	52,877
Income tax expense (benefit)	40	53	—	—	—	—	—	—	99
Non-hotel EBITDA ownership expense	(5)	5	40	(6)	—	—	—	—	3,928
Hotel EBITDA including amounts attributable to noncontrolling interest	273	305	1,206	—	(3)	—	—	(5)	62,034
Non-comparable adjustments	—	—	—	—	3	—	—	5	10
Comparable hotel EBITDA	$273	$305	$1,206	$—	$—	$—	$—	$—	$62,044
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$737	$(750)	$(1,285)	$1,750	$1,150	$(2,888)	$(7,456)	$1,151	$(1,361)	$(203)	$421
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(3)	(1)	—	—	—	—	—	(2)	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,479	1,586	3,482	2,553	3,186	4,142	14,791	5,608	4,948	1,436	398
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	51	84	562	1,126	(256)	(32)	2,527	(644)	456	52	(87)
Hotel EBITDA including amounts attributable to noncontrolling interest	2,264	919	2,759	5,429	4,080	1,222	9,862	6,113	4,043	1,285	732
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,264	$919	$2,759	$5,429	$4,080	$1,222	$9,862	$6,113	$4,043	$1,285	$732

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(33)	$305	$(1,213)	$(847)	$(111)	$(508)	$(1,714)	$(2,104)	$(32)	$348	$(1,010)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	440	—	—	199	215	—	—	168	289
Amortization of loan costs	—	—	61	—	—	8	70	—	—	—	99
Depreciation and amortization	320	3,247	745	612	92	384	1,495	2,551	504	371	895
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	77	(236)	14	93	43	(14)	(267)	4	(32)	119	(120)
Hotel EBITDA including amounts attributable to noncontrolling interest	364	3,316	47	(142)	24	69	(201)	451	440	1,006	153
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$364	$3,316	$47	$(142)	$24	$69	$(201)	$451	$440	$1,006	$153

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$15	$81	$413	$10,498	$330	$—	$23	$32	$(4,261)
Non-property adjustments	—	—	—	(10,605)	(327)	—	—	(33)	(10,965)
Interest income	—	—	—	—	—	—	—	—	(6)
Interest expense	—	—	224	—	—	—	—	—	1,535
Amortization of loan costs	—	—	37	—	—	—	—	—	275
Depreciation and amortization	93	135	303	41	—	—	—	—	55,397
Income tax expense (benefit)	7	52	—	—	—	—	—	—	59
Non-hotel EBITDA ownership expense	(2)	4	30	63	—	—	—	—	3,615
Hotel EBITDA including amounts attributable to noncontrolling interest	113	272	1,007	(3)	3	—	23	(1)	45,649
Non-comparable adjustments	—	—	—	3	(3)	—	(23)	1	(22)
Comparable hotel EBITDA	$113	$272	$1,007	$—	$—	$—	$—	$—	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at March 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.